UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2014

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 20, 2013, Universal Truckload Services, Inc. (“Universal”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K dated December 19, 2013 (the “Original Report”) in connection with its completion of the acquisition of Westport USA Holding, LLC (“Westport”). On February 7, 2014, Universal filed with the SEC Amendment No. 1 to the Original Report on Form 8-K/A to include the financial statements and pro forma financial information as required pursuant to Item 2.01. This Current Report on Form 8-K is being filed to provide a pro forma income statement related to the Westport acquisition for the year ended December 31, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: April 28, 2014	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer